Accounting for eRapa and CPRIT grant	6 Months Ended
Jun. 30, 2026
Accounting For Erapa And Cprit Grant
Accounting for eRapa and CPRIT grant

2.	Accounting for eRapa and CPRIT grant

On 25 April 2024 the Company entered into a License and Collaboration Agreement (LCA) with Rapamycin Holdings, Inc. (d/b/a Emtora Biosciences). The LCA entered into with Emtora meets the definition of a Joint Arrangement under IFRS 11, specifically related to the FAP program.

A jointly controlled escrow account was established on completion of the LCA. FAP program transactions eligible to be allocated against the CPRIT grant and match funding are processed through the escrow account, including the Company’s deposits of matching funds, as set out in the agreement, the receipt of grant funding from CPRIT and the payment of eligible R&D expenses. Although the CPRIT grant and R&D supplier contracts are with Emtora, the joint arrangement nature of the LCA results in Emtora being deemed to be acting as the Company’s agent. Accordingly, the Company recognizes 100% of the grant and 100% of the R&D expenditure. The CPRIT grant recognized is on a 1 for 2 match basis for the first $17 million, the final $3 million is recognized on a 1 for 1 basis. In accordance with the Company’s accounting policy, the grant, as it is the re-imbursement of directly related costs, is credited to R&D costs in the same period in the Statements of Comprehensive Income. The escrow account is recognized within prepayments, CPRIT grant received in advance is recognized within deferred revenue and any grant not yet received is recognized in accrued income.

The balances at the reporting date were as follows:

	June 30,2026 £’000	December 31, 2025 £’000
Prepayments*	527	2,842
Accrued revenue	332	-
Deferred revenue	-	571

* prepayment reflects only the escrow account balance